UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2023

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On January 27, 2023, the Company held its adjourned Fiscal 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following proposal and cast their votes as described below. Of the 142,112,766 common shares outstanding and entitled to vote at the Annual Meeting, 103,856,525 common shares (or 73.08%), constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The voting results on the proposal are set forth below.

Proposal One – The Certificate Amendment Proposal. Proposal One was to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of Common Stock to 750,000,000. The votes for this proposal were:

For	Against	Abstain	Broker Non-Votes
71,844,322	14,571,252	948,682	16,492,269

Proposal One was therefore approved by a majority of the Company’s issued and outstanding shares of Common Stock and allows the Company to proceed with the closing of the transaction contemplated by the Agreement and Plan of Merger dated September 27, 2022, and previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2022.

Item 7.01         Regulation FD Disclosure

On January 30, 2023, the Company issued a press release announcing the convening of the Annual Meeting and the results of the votes, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the SEC, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

99.1        Press Release dated January 30, 2023.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2023

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods
      Lori A. Woods, CEO